UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 7, 2020

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 5.000% Perpetual Preferred Stock, Series A	T PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 4.750% Perpetual Preferred Stock, Series C	T PRC	New York Stock Exchange
AT&T Inc. 1.875% Global Notes due December 4, 2020	T 20	New York Stock Exchange
AT&T Inc. 2.650% Global Notes due December 17, 2021	T 21B	New York Stock Exchange
AT&T Inc. 1.450% Global Notes due June 1, 2022	T 22B	New York Stock Exchange
AT&T Inc. 2.500% Global Notes due March 15, 2023	T 23	New York Stock Exchange
AT&T Inc. 2.750% Global Notes due May 19, 2023	T 23C	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due September 5, 2023	T 23D	New York Stock Exchange
AT&T Inc. 1.050% Global Notes due September 5, 2023	T 23E	New York Stock Exchange
AT&T Inc. 1.300% Global Notes due September 5, 2023	T 23A	New York Stock Exchange
AT&T Inc. 1.950% Global Notes due September 15, 2023	T 23F	New York Stock Exchange
AT&T Inc. 2.400% Global Notes due March 15, 2024	T 24A	New York Stock Exchange
AT&T Inc. 3.500% Global Notes due December 17, 2025	T 25	New York Stock Exchange
AT&T Inc. 0.250% Global Notes due March 4, 2026	T 26E	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 5, 2026	T 26D	New York Stock Exchange
AT&T Inc. 2.900% Global Notes due December 4, 2026	T 26A	New York Stock Exchange
AT&T Inc. 1.600% Global Notes due May 19, 2028	T 28C	New York Stock Exchange
AT&T Inc. 2.350% Global Notes due September 5, 2029	T 29D	New York Stock Exchange
AT&T Inc. 4.375% Global Notes due September 14, 2029	T 29B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due December 17, 2029	T 29A	New York Stock Exchange
AT&T Inc. 0.800% Global Notes due March 4, 2030	T 30B	New York Stock Exchange
AT&T Inc. 2.050% Global Notes due May 19, 2032	T 32A	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due December 17, 2032	T 32	New York Stock Exchange
AT&T Inc. 5.200% Global Notes due November 18, 2033	T 33	New York Stock Exchange
AT&T Inc. 3.375% Global Notes due March 15, 2034	T 34	New York Stock Exchange
AT&T Inc. 2.450% Global Notes due March 15, 2035	T 35	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due September 4, 2036	T 36A	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due May 19, 2038	T 38C	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 14, 2039	T 39B	New York Stock Exchange
AT&T Inc. 7.000% Global Notes due April 30, 2040	T 40	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due June 1, 2043	T 43	New York Stock Exchange
AT&T Inc. 4.875% Global Notes due June 1, 2044	T 44	New York Stock Exchange
AT&T Inc. 4.000% Global Notes due June 1, 2049	T 49A	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due March 1, 2050	T 50	New York Stock Exchange
AT&T Inc. 3.750% Global Notes due September 1, 2050	T 50A	New York Stock Exchange
AT&T Inc. 5.350% Global Notes due November 1, 2066	TBB	New York Stock Exchange
AT&T Inc. 5.625% Global Notes due August 1, 2067	TBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On December 7, 2020, AT&T Inc. (“AT&T”) completed its previously announced debt exchange offers (the “Exchange Offers”) to (a) exchange the notes listed in the first table below (the “Pool 1 Notes”) for AT&T’s new 3.800% Global Notes due 2057 (the “New 2057 Securities”) and cash and (b) exchange the notes listed in the second table below (the “Pool 2 Notes”) for AT&T’s new 2.550% Global Notes due 2033 (the “New 2033 Securities” and, together with the New 2057 Securities, the “New Securities”) and cash, each on the terms and in accordance with the Offering Memorandum dated November 17, 2020, as amended by AT&T’s Press Release dated December 2, 2020. The aggregate principal amounts of each Pool 1 Note and Pool 2 Note set forth below in the first and second tables, respectively, were validly tendered and accepted and subsequently cancelled. Following such cancellation, the aggregate principal amounts of each Pool 1 Note and Pool 2 Note set forth below in the first and second tables, respectively, remain outstanding.

Title of Security	Issuer	Aggregate Principal Amount Accepted	Aggregate Principal Amount Outstanding Following Cancellation
Pool 1 Notes
4.800% Global Notes due 2044	AT&T	$1,142,898,000	$ 606,975,000
4.500% Global Notes due 2048	AT&T	$2,441,951,000	$1,734,492,000
4.35% Global Notes due 2045	AT&T	$ 780,865,000	$1,115,280,000
4.30% Global Notes due 2042	AT&T	$ 659,355,000	$1,296,794,000

Title of Security	Issuer	Aggregate Principal Amount Accepted	Aggregate Principal Amount Outstanding Following Cancellation
Pool 2 Notes
7 1/8% Debentures due March 15, 2026	Pacific Bell Telephone Company(1)(2)	$ 4,441,000	$ 218,516,000
4.125% Global Notes due 2026	AT&T	$838,595,000	$1,811,405,000
3.875% Global Notes due 2026	AT&T	$238,855,000	$ 302,286,000
2.950% Global Notes due 2026	AT&T	$346,897,000	$ 360,361,000
6.55% Debentures due January 15, 2028	Ameritech Capital Funding Corporation(3)	$ 9,121,000	$ 91,127,000
6 3/8% Debentures, due June 1, 2028	BellSouth Telecommunications, LLC(4)	$ 20,137,000	$ 177,054,000
4.100% Global Notes due 2028	AT&T	$716,642,000	$1,732,369,000
4.250% Global Notes due 2027	AT&T	$510,049,000	$1,489,951,000
3.800% Global Notes due 2027	AT&T	$570,240,000	$ 758,954,000

(1)	Pacific Bell Telephone Company was formerly known as Pacific Bell.

(2)	The 7 1/8% Debentures due March 15, 2026 are unconditionally and irrevocably guaranteed by AT&T.

(3)

The 6.55% Debentures due January 15, 2028 are unconditionally and irrevocably guaranteed by AT&T, with the full amount payable by AT&T so long as all of the outstanding shares of stock of this subsidiary are owned, directly or indirectly, by AT&T. In the event AT&T sells, transfers or otherwise disposes of any percentage of its stock ownership and this subsidiary is no longer wholly-owned, then the guarantee will expire immediately and AT&T will be released immediately from any and all of its obligations.

(4)	BellSouth Telecommunications, LLC converted from BellSouth Telecommunications, Inc.

In connection with the settlement of the Exchange Offers, AT&T issued (i) U.S.$5,923,400,000 aggregate principal amount of its New 2057 Securities, in exchange for the Pool 1 Notes validly tendered and accepted and (ii) U.S.$3,754,741,000 aggregate principal amount of its New 2033 Securities, in exchange for the Pool 2 Notes validly tendered and accepted, in each case, pursuant to the Exchange Offers.

The respective forms of the Rule 144A Global Notes and Regulation S Global Notes for each series of New Securities are filed as Exhibits 4.1 – 4.4 and are incorporated herein by reference in their entirety. In connection with the issuance of the New Securities, AT&T entered into a Registration Rights Agreement, dated as of December 7, 2020, with the dealer managers named therein, which will give holders of the New Securities certain exchange and registration rights with respect to the New Securities. A copy of the Registration Rights Agreement is filed as Exhibit 4.5 and is incorporated herein by reference in its entirety.

The New Securities are governed by the terms of an indenture, dated as of May 15, 2013, between AT&T and The Bank of New York Mellon Trust Company, N.A., as trustee.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d)    Exhibits

4.1	Form of 3.800% Rule 144A Global Note due 2057

4.2	Form of 3.800% Regulation S Global Note due 2057

4.3	Form of 2.550% Rule 144A Global Note due 2033

4.4	Form of 2.550% Regulation S Global Note due 2033

4.5	Registration Rights Agreement, dated as of December 7, 2020

104	The cover page from AT&T Inc.’s Current Report on Form 8-K, formatted in Inline XBRL

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: December 7, 2020	By:	/s/ George B. Goeke
George B. Goeke
Senior Vice President and Treasurer